UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2007
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                                 PNA Group, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                      333-142896               04-3756642
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


        400 Northridge Road
          Atlanta, Georgia                                      30350
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (770) 641-6460
                                                       --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events

     On December 21, 2007, PNA Group, Inc. (the "Company") announced that Metals Supply Company, Ltd., its wholly owned subsidiary ("MSC"), has announced construction plans for a new branch facility in Cedar Hill, Texas, a suburb south of the Dallas - Ft. Worth greater metroplex. The proposed facility (first phase) will be approximately 80,000 square feet under roof with an additional 75,000 square feet under outside crane way. Construction is planned to commence at the end of the first quarter of 2008 with operations expected to commence in the third quarter of 2008. A copy of the December 21, 2007 press release is attached as Exhibit 99.1 to this Form 8-K.


Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

                Exhibit #       Description
                ---------       -----------
                  99.1          Copy of the Company's press release, issued
                                December 21, 2007

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PNA GROUP, INC.



Date: December 21, 2007                By: /s/ William S. Johnson
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                                           Name:  William S. Johnson
                                           Title: Senior Vice President, Finance